UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 29, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-H
                  -------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-10

                                  CWHEQ, INC.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)


              Delaware                             87-0698310
  (State or Other Jurisdiction of               (I.R.S. Employer
           Incorporation)                      Identification No.)


        4500 Park Granada
        Calabasas, California                           91302
        ---------------------                           -----
      (Address of Principal Executive                 (Zip Code)
      Offices of the Depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01. Other Events.
----       ------------

Description of the Notes and the Mortgage Pool*
----------------------------------------------

      On September 29, 2006, CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 29, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-H (the "Trust") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2006-H (the "Notes"). The placeCitySale and Servicing Agreement is annexed hereto as Exhibit 99.1.

      The Company, CHL,and Park Monaco Inc. ("Park Monaco") as a seller, entered into a Mortgage Loan Purchase Agreement, dated as of September 29, 2006 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

      The Trust and the Indenture Trustee entered into an Indenture, dated as of September 29, 2006 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

      Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company entered into a Trust Agreement, dated as of September 27, 2006 (the "Trust Agreement"), providing for the creation of the Trust. The Trust Agreement is annexed hereto as Exhibit 99.4.

      The Trust, CHL, and the Indenture Trustee entered into an Administration Agreement, dated as of September 29, 2006 (the "Administration Agreement"), providing for the appointment of the administrator to perform certain duties described in the Administration Agreement. The Administration Agreement is annexed hereto as Exhibit 99.5.

      The Company, the Trust, the Indenture Trustee, and Treasury Bank, a Division of Countrywide Bank, N.A., ("Treasury Bank") as Custodian for the Indenture Trustee and as Custodian for the Issuer entered into a Custodial Agreement, dated as of September 29, 2006 (the "Custodial Agreement"), providing for the delivery and retention of the Mortgage files. The Custodial Agreement in annexed hereto as Exhibit 99.6.

      In addition to the above agreements, Financial Guaranty Insurance Company issued a Note Guaranty Insurance Policy, dated September 29, 2006 (the "Insurance Policy"), providing for the


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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 20, 2006 and the Prospectus Supplement dated September 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-H (the "Prospectus").

guarantee of certain payments with respect to the Notes upon certain conditions. The Financial Guaranty Insurance Policy is annexed hereto as Exhibit 99.7.

      On September 29, 2006, United Guaranty Residential Insurance Company of placeStateNorth Carolina issued a second mortgage bulk insurance policy (the "Loan Insurance Policy"). The Loan Insurance Policy is annexed hereto as
Exhibit 99.8.

      On September 29, 2006, CHL entered into a Cap Contract Administration Agreement (the "Cap Contract Administration Agreement"), dated as of September 29, 2006, by and among CHL and JPMorgan Chase Bank, N.A. ("JPMorgan"), as Cap Contract Administrator (in such capacity, the "Cap Contract Administrator") and as Trustee, under the Indenture. The Cap Contract Administration Agreement is annexed hereto as Exhibit 99.9.

       On September 29, 2006, CHL entered into an Assignment Agreement (the "Cap Contract Assignment Agreement"), dated as of September 29, 2006, by and among, CHL, the Cap Contract Administrator and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Cap Contract (as defined below) to the Cap Contract Administrator. The Cap Contract Assignment Agreement is annexed hereto as Exhibit 99.10.

      On September 29, 2006, CHL entered into an interest rate cap contract (the "Cap Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Confirmation"). The Confirmation is annexed hereto as Exhibit I to the Cap Contract Assignment Agreement.

      The "Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 16, 2006, by and among the Company, as depositor, CHL, CWALT, Inc., CWMBS, Inc., CWABS, Inc. and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit II to the Cap Contract Assignment Agreement.





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


Section 9.
----------

Item 9.01. Financial Statements, Pro Forma Financial
----       -----------------------------------------

      Information And Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.1 The Sale and Servicing Agreement, dated as of September 29, 2006, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of September 29, 2006, by and between the Company, CHL and Park placecountry-regionMonaco.

99.3 The Indenture, dated as of September 29, 2006, by and between the Trust and the Indenture Trustee.

99.4 The Trust Agreement, dated as of September 27, 2006, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.

99.5 The Administration Agreement, dated as of September 29, 2006, by and among the Trust, CHL, and the Indenture Trustee.

99.6 The Custodial Agreement, dated as of September 29, 2006, by and among the Company, the Trust, the Indenture Trustee, and Treasury Bank.

99.7 The Financial Guaranty Insurance Policy, dated as of September 29, 2006, issued by Financial Guaranty Insurance Company.

99.8 Loan Insurance Policy, dated as of September 29, 2006, issued by United Guaranty Residential Insurance Company of North Carolina.

99.9  Cap Contract Administration Agreement.

99.10 Cap Contract Assignment Agreement.

      I.    Confirmation.

      II.   Item 1115 Agreement.





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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWHEQ, INC.






                                                By:  /s/ Darren Bigby.
                                                     -------------------
                                                     Name:  Darren Bigby
                                                     Title:  Vice President


Dated: October 13, 2006





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


EXHIBIT INDEX
-------------

Exhibit     Description
-------     -----------

99.1 The Sale and Servicing Agreement, dated as of September 29, 2006, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of September 29, 2006, by and between the Company, CHL and Park Monaco.

99.3 The Indenture, dated as of September 29, 2006, by and between the Trust, the Indenture Trustee and the Co-Trustee.

99.4 The Trust Agreement, dated as of September 27, 2006, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.

99.5 The Administration Agreement, dated as of September 29, 2006, by and among the Trust, CHL, and the Indenture Trustee.

99.6 The Custodial Agreement, dated as of September 29, 2006, by and among the Company, the Trust, the Indenture Trustee, and Treasury Bank.

99.7 The Financial Guaranty Insurance Policy, dated as of September 29, 2006, issued by Financial Guaranty Insurance Company.

99.8 Loan Insurance Policy, dated as of September 29, 2006, issued by United Guaranty Residential Insurance Company of North Carolina.

99.9  Cap Contract Administration Agreement.

99.10 Cap Contract Assignment Agreement.

      I.    Confirmation.

      II.   Item 1115 Agreement.






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